                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  December 5, 1997
                                                -------------------------------


                          PREMIER LASER SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)



     California                              0-25242                          33-0472684
----------------------------          ------------------------            ------------------
(State or other jurisdiction          (Commission File Number)             (I.R.S. Employer
     of incorporation)                                                    Identification No.)



                        3 Morgan, Irvine, California                  92718
                 ------------------------------------------         ----------
                  (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code    (714) 859-0656
                                                     --------------------------



                                Not Applicable
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        (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

     On December 5, 1997, the Registrant notified registered holders of Class A Warrants of its intention to redeem the warrants effective on January 6, 1998.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                                      PREMIER LASER SYSTEMS, INC.


December 5, 1997                      /s/ MICHAEL HIEBERT
                                      ----------------------------------
                                      Michael Hiebert, Chief Financial Officer



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